EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, dated as of August 1, 2012 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY, an unlimited company organized under the laws of Nova Scotia (the “Canadian Borrower” and, together with the U.S. Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), the other loan parties party hereto, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, N.A. and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as joint lead arrangers, joint bookrunners and co-syndication agents. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Credit Agreement, dated as of July 21, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, through one of more of its Subsidiaries, intends to (a) purchase (i) all of the Equity Interests of certain direct and indirect subsidiaries organized, established or incorporated, as the case may be, under the laws of certain States of the United States and Mexico, as applicable, of Rio Tinto plc, a company incorporated in England with registered number 719885 (ii) certain assets of Rio Tinto Alcan Inc., a corporation organized under the Canada Business Corporations Act (“Rio Tinto”) (such stock and asset purchase, the “Alcan North America Acquisition”), and (iii) all of the Equity Interests of certain direct and indirect subsidiaries of Alcan Asia Limited, a company limited by shares organized under the laws of Hong Kong and (b) assume certain liabilities of Rio Tinto;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to provide for certain amendments, including (a) an increase in the Revolving Commitments and (b) an extension of the Maturity Date.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving any existing or future rights or remedies which the Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

1. Amendments to the Credit Agreement on the First Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the First Amendment Effective Date as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Cash Management Period” is hereby amended by deleting each reference to “$50,000,000” contained therein and inserting “$75,000,000” in lieu thereof.

(ii) The definition of “Covenant Trigger Period” is hereby amended by deleting each reference to “$40,000,000” contained therein and inserting “$60,000,000” in lieu thereof.

(iii) The definition of “Eligible Accounts” is hereby amended by deleting the following text contained in clause (e) thereof: “(i) such Loan Party (A) with respect to an Account of a U.S. Loan Party, exceeds 15% of the aggregate amount of Eligible Accounts of all U.S. Loan Parties or (B) with respect to an Account of a Canadian Loan Party, exceeds 15% of the aggregate amount of Eligible Accounts of all Canadian Loan Parties or (ii)”.

(iv) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means July 21, 2017, or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof; provided, however, that (i) the Maturity Date shall automatically become August 16, 2013 unless (x) the Convertible Senior Notes are refinanced with Indebtedness that matures (excluding any maturity as the result of an optional redemption by the issuer) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, not earlier than the date that is 6 months after July 21, 2017, or (y) the Loan Parties have sufficient Liquidity such that, after giving pro forma effect to the repayment of the Convertible Senior Notes, Availability is at least $100,000,000 and the Fixed Charge Coverage Ratio is not less than 1.15 to 1.00 for the most recently ended quarter for which financial statements have been delivered to Administrative Agent in accordance with this Agreement, recalculated as if such repayment had been made on the last day of such quarter; provided, further, that the Maturity Date shall automatically become December 31, 2014 unless (x) the Floating Rate Senior Unsecured Notes are refinanced with Indebtedness that matures (excluding any maturity as the result of an optional redemption by the issuer) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, not earlier than the date that is 6 months after July 21, 2017, or (y) the Loan Parties have sufficient Liquidity such that, after giving pro forma effect to the repayment of the Floating Rate Senior Unsecured Notes, Availability is at least $100,000,000 and the Fixed Charge Coverage Ratio is not less than 1.15 to 1.00 for the most recently ended quarter for which financial statements have been delivered to Administrative Agent in accordance with this Agreement, recalculated as if such repayment had been made on the last day of such quarter; provided, further, that the Maturity Date shall automatically become December 31, 2016 unless (x) the Fixed Rate Senior Unsecured Notes are refinanced with Indebtedness that matures (excluding any maturity as the result of an optional redemption by the issuer) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, not earlier than the date that is 6 months after July 21, 2017, or (y) the Loan Parties have sufficient Liquidity such that, after giving pro forma effect to the repayment of the Fixed Rate Senior Unsecured Notes, Availability is at least $100,000,000 and the Fixed Charge Coverage Ratio is not less than 1.15 to 1.00 for the most recently ended quarter for which financial statements have been delivered to Administrative Agent in accordance with this Agreement, recalculated as if such repayment had been made on the last day of such quarter.

(v) The definition of “Monthly Reporting Period” is hereby amended by:

(1) deleting each reference to “$300,000,000” contained therein and inserting “$450,000,000” in lieu thereof; and

(2) deleting each reference to “$100,000,000” contained therein and inserting “$150,000,000” in lieu thereof.

(vi) The definition of “Multicurrency Commitment” is hereby amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof: “The Multicurrency Commitment is in the aggregate amount of $50,000,000 as of the First Amendment Effective Date.”

(vii) The definition of “Specified Conditions” is hereby amended by:

(1) deleting each reference to “$100,000,000” contained therein and inserting “$150,000,000” in lieu thereof; and

(2) deleting each reference to “$65,000,000” contained therein and inserting “$97,500,000” in lieu thereof.

(viii) The definition of “U.S. Commitment” is hereby amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof: “The U.S. Commitment is in the aggregate amount of $550,000,000 as of the First Amendment Effective Date.”

(ix) The definition of “Weekly Reporting Period” is hereby amended by deleting each reference to “$50,000,000” contained therein and inserting “$75,000,000” in lieu thereof.

(x) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Credit Agreement, amending this Agreement.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b) Section 2.05(a) of the Credit Agreement is hereby amended by deleting the reference to “$20,000,000” contained therein and inserting “$30,000,000” in lieu thereof.

(c) Section 2.05(b) of the Credit Agreement is hereby amended by deleting the reference to “$5,000,000” contained therein and inserting “$7,500,000” in lieu thereof.

(d) Section 2.06(b) of the Credit Agreement is hereby amended by:

(i) deleting the reference to “$100,000,000” contained therein and inserting “$150,000,000” in lieu thereof;

(ii) deleting the reference to “$90,000,000” contained therein and inserting “$125,000,000” in lieu thereof; and

(iii) deleting the reference to “$10,000,000” contained therein and inserting “$25,000,000” in lieu thereof.

(e) Section 2.09(e) of the Credit Agreement is hereby amended by:

(i) deleting the comma immediately before the text “(v)”;

(ii) inserting the text “and” immediately before the text “(v)”;

(iii) deleting the text “and (vi) each such increase shall increase the U.S. Commitment and the Multicurrency Commitment ratably in accordance with the aggregate amount of such Revolving Commitments at such time”.

(f) Section 2.09(f) of the Credit Agreement is hereby amended by deleting the reference to “$500,000,000” contained therein and inserting “$800,000,000” in lieu thereof.

(g) Section 5.11 of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” contained therein and inserting “$75,000,000” in lieu thereof.

(h) Section 5.12 of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” contained therein and inserting “$75,000,000” in lieu thereof.

(i) Section 9.02(b)(ii)(A) of the Credit Agreement is hereby amended by deleting the text “such” immediately after the text “without the written consent of” and inserting “each” in lieu thereof.

(j) The Revolving Commitment Schedule is hereby amended and restated as set forth on Exhibit A-1 hereto.

2. Amendments to the Credit Agreement on the Alcan Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Borrowers, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, and the Administrative Agent each agree that the Credit Agreement shall be further amended as of the Alcan Amendment Effective Date as follows:

(a) Section 1.01 of the Credit Agreement shall be amended as follows:

(i) The definition of “Canadian PP&E Component” shall be amended and restated in its entirely as follows:

“Canadian PP&E Component” means, at the time of any determination, an amount equal to the lesser of:

(a) the Alcan Canadian PP&E Component plus the General Cable Canadian PP&E Component, or

(b) $125,000,000 minus the U.S. PP&E Component minus Reserves established by the Administrative Agent.”

(ii) The definition of “Cash Management Period” shall be amended by deleting each reference to “$75,000,000” contained therein and inserting “$87,500,000” in lieu thereof.

(iii) The definition of “Change in Control” shall be amended by inserting the following sentence at the end of such definition:

“Notwithstanding the foregoing, a Permitted Canadian Borrower Amalgamation shall not constitute a Change in Control.”

(iv) The definition of “Covenant Trigger Period” shall be amended by deleting each reference to “$60,000,000” contained therein and inserting “$70,000,000” in lieu thereof.

(v) The definition of “Monthly Reporting Period” shall be amended by:

(1) deleting each reference to “$450,000,000” contained therein and inserting “$525,000,000” in lieu thereof; and

(2) deleting each reference to “$150,000,000” contained therein and inserting “$175,000,000” in lieu thereof.

(vi) The definition of “Multicurrency Commitment” shall be amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof: “The Multicurrency Commitment is in the aggregate amount of $70,000,000 as of the Alcan Amendment Effective Date.”

(vii) The definition of “PP&E Amortization Factor” shall be deleted in its entirety.

(viii) The definition of “Specified Conditions” shall be amended by:

(1) deleting each reference to “$150,000,000” contained therein and inserting “$175,000,000” in lieu thereof; and

(2) deleting each reference to “$97,500,000” contained therein and inserting “$113,750,000” in lieu thereof.

(ix) The definition of “U.S. Commitment” shall be amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof: “The U.S. Commitment is in the aggregate amount of $630,000,000 as of the Alcan Amendment Effective Date.”

(x) The definition of “U.S. PP&E Component” shall be amended and restated in its entirely as follows:

“U.S. PP&E Component” means, at the time of any determination, the lesser of (a) the Alcan U.S. PP&E Component plus the General Cable U.S. PP&E Component or (b) $125,000,000.”

(xi) The definition of “Weekly Reporting Period” shall be amended by deleting each reference to “$75,000,000” contained therein and inserting “$87,500,000” in lieu thereof.

(xii) The following new definitions shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Alcan Acquisition” means (a) the acquisition by Holdings, through one or more of its Subsidiaries, of (i) all of the Equity Interests of certain direct and indirect subsidiaries organized, established or incorporated, as the case may be, under the laws of certain States of the United States and Mexico, as applicable, of Rio Tinto plc, a company incorporated in England with registered number 719885, (ii) certain assets of Rio Tinto Alcan Inc., a corporation organized under the Canada Business Corporations Act (“Rio Tinto”), and (iii) all of the Equity Interests of certain direct and indirect subsidiaries of Alcan Asia Limited, a company limited by shares organized under the laws of Hong Kong and (b) the assumption by Holdings, through one or more of its Subsidiaries, of certain liabilities of Rio Tinto.

“Alcan Amendment Effective Date” has the meaning specified for such term in the First Amendment.

“Alcan Canadian PP&E Component” means an amount equal to the Alcan PP&E Amortization Factor multiplied by 85% of the Net Orderly Liquidation Value of the Canadian Loan Parties’ Alcan Eligible Equipment minus Reserves established by the Administrative Agent.

“Alcan Eligible Equipment” means the Equipment reflected in a Report delivered to the Administrative Agent in connection with the Alcan Acquisition and satisfying the criteria set forth in the definition of “Eligible Equipment”.

“Alcan Eligible Real Property” means the real estate reflected in a Report delivered to the Administrative Agent in connection with the Alcan Acquisition and satisfying the criteria set forth in the definition of “Eligible Real Property”.

“Alcan PP&E Amortization Factor” means 1 minus a fraction, the numerator of which is the number of full calendar quarters elapsed as of any date of determination (including any calendar quarter ending on the date of determination) since March 31, 2013, (but in no event more than 28) and the denominator of which is 28.

“Alcan U.S. PP&E Component” means an amount equal to the Alcan PP&E Amortization Factor multiplied by (a) 75% of the fair market value of the U.S. Loan Parties’ Alcan Eligible Real Property plus (b) 85% of the Net Orderly Liquidation Value of the U.S. Loan Parties’ Alcan Eligible Equipment minus (c) Reserves established by the Administrative Agent.

“General Cable Canadian PP&E Component” means an amount equal to the General Cable PP&E Amortization Factor multiplied by (a) 85% of the Net Orderly Liquidation Value of the Canadian Loan Parties’ Eligible Equipment (excluding the Canadian Loan Parties’ Alcan Eligible Equipment) minus (b) Reserves established by the Administrative Agent.

“General Cable PP&E Amortization Factor” means 1 minus a fraction, the numerator of which is the number of full calendar quarters elapsed as of any date of determination (including any calendar quarter ending on the date of determination) since September 30, 2011, (but in no event more than 28) and the denominator of which is 28.

“General Cable U.S. PP&E Component” means an amount equal to the General Cable PP&E Amortization Factor multiplied by (a) 75% of the fair market value of the U.S. Loan Parties’ Eligible Real Property (excluding the U.S. Loan Parties’ Alcan Eligible Real Property) plus (b) 85% of the Net Orderly Liquidation Value of the U.S. Loan Parties’ Eligible Equipment (excluding the U.S. Loan Parties’ Alcan Eligible Equipment) minus (c) Reserves established by the Administrative Agent.

“Permitted Canadian Borrower Amalgamation” shall mean the amalgamation of the Canadian Borrower and General Cable Canada, Ltd., a corporation organized under the laws of Ontario, on a single occasion on or before the date that is one hundred twenty (120) days (or such longer period as the Administrative Agent shall agree in its reasonable discretion) after the Alcan Amendment Effective Date; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom and the representations and warranties contained in Section 3 and each of the other Loan Documents are true and correct in all material respects on and as of the date of the amalgamation as though made on and as such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; (ii) the person resulting from such amalgamation shall (A) be a corporation amalgamated under the Canada Business Corporations Act (such resulting person, the “Successor Canadian Borrower”) and (B) the Successor Canadian Borrower shall expressly confirm its obligations as the Canadian Borrower under this Agreement and the other Loan Documents to which the Canadian Borrower is a party pursuant to a confirmation in form and substance reasonably satisfactory to the Administrative Agent; (iii) a Loan Party shall directly own 100% of the Equity Interests of the Successor Canadian Borrower; (iv) immediately upon consummation of such amalgamation, Holdings shall pledge and deliver to the Administrative Agent the certificates, if any, representing 65% of the Equity Interests of the Successor Canadian Borrower, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of Holdings; (v) immediately after giving effect to any such amalgamation, the Fixed Charge Coverage Ratio is not less than the Fixed Charge Coverage Ratio immediately prior to such amalgamation by more than ..20%, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) as though such amalgamation had been consummated as of the first day of the fiscal period covered thereby and evidenced by a certificate from the chief financial officer of the Borrower Representative demonstrating such compliance calculation in reasonable detail; (vi) the Successor Canadian Borrower shall have no Indebtedness after giving effect to the Permitted

Canadian Borrower Amalgamation other than Indebtedness of the Canadian Borrower in existence prior to the date of the Permitted Canadian Borrower Amalgamation and Indebtedness otherwise permitted by this Agreement; (vii) each other Loan Guarantor shall have by a confirmation in form and substance reasonably satisfactory to the Administrative Agent, confirmed that its guarantee of the Guaranteed Obligations (including its Guarantee) shall apply to the Successor Canadian Borrower’s obligations under this Agreement; (viii) each other Loan Party shall have by confirmations and any required supplements to the applicable Collateral Documents reasonably requested by the Administrative Agent, in each case, in form and substance reasonably satisfactory to the Administrative Agent, confirmed that its obligations thereunder shall apply to the Successor Canadian Borrower’s obligations under this Agreement; and (ix) the Successor Canadian Borrower shall have delivered opinions of counsel and related officers’ certificates reasonably requested by the Administrative Agent (including with respect to the execution and delivery and enforceability of the documents referred to above and the compliance of such amalgamation with the provisions hereof, and with respect to the Liens granted pursuant to the Collateral Documents), and all such opinions of counsel shall be satisfactory to the Administrative Agent; and provided, further, that (x) if the foregoing are satisfied, the Successor Canadian Borrower will be substituted for and assume all obligations of the Canadian Borrower under this Agreement and each of the other Loan Documents and all references hereunder and under the other Loan Documents to the Canadian Borrower shall be references to the Successor Canadian Borrower and (y) notwithstanding any provision of Section 9.02, the Administrative Agent is hereby authorized by the Lenders to make any amendments to the Loan Documents that are necessary or desirable to reflect such changes in the parties to the applicable Loan Documents.

“Successor Canadian Borrower” shall have the meaning assigned to such term in the definition of “Permitted Canadian Borrower Amalgamation”.

(b) Section 1.03(a) of the Credit Agreement shall be amended by inserting the following sentence at the end thereof:

“From and after the effectiveness of the Permitted Canadian Borrower Amalgamation, all references to the Canadian Borrower in any Loan Document shall refer to the Successor Canadian Borrower.”

(c) Section 2.05(a) of the Credit Agreement shall be amended by deleting the reference to “$30,000,000” contained therein and inserting “$35,000,000” in lieu thereof.

(d) Section 2.05(b) of the Credit Agreement shall be amended by deleting the reference to “$7,500,000” contained therein and inserting “$8,750,000 in lieu thereof”

(e) Section 2.06(b) of the Credit Agreement shall be amended by:

(i) deleting the reference to “$150,000,000” contained therein and inserting “$175,000,000” in lieu thereof;

(ii) deleting the reference to “$125,000,000” contained therein and inserting “$142,500,000” in lieu thereof; and

(iii) deleting the reference to “$25,000,000” contained therein and inserting “$32,500,000” in lieu thereof.

(f) Section 5.11 of the Credit Agreement shall be amended by deleting the reference to “$75,000,000” contained therein and inserting “$87,500,000” in lieu thereof.

(g) Section 5.12 of the Credit Agreement shall be amended by deleting the reference to “$75,000,000” contained therein and inserting “$87,500,000” in lieu thereof.

(h) Section 6.03(a) of the Credit Agreement shall be amended by:

(i) deleting the reference to “ and” contained in clause (vi) and inserting a comma in lieu thereof;

(ii) inserting the word “and” at the end of clause (vii) thereof;

(iii) inserting a new clause (viii) at the end thereof as follows:

“(viii) the Canadian Borrower may consummate the Permitted Canadian Borrower Amalgamation”.

(i) Section 6.11 of the Credit Agreement shall be amended by inserting the text “or a Permitted Canadian Borrower Amalgamation” immediately after the text “Permitted Reorganization”.

(j) Section 9.02 of the Credit Agreement shall be amended by inserting the following clause (e) at the end thereof as follows:

“(e) Notwithstanding the foregoing, the Administrative Agent and the Borrower Representative (without the consent of any Lenders) may amend or amend and restate this Agreement and the other Loan Documents if necessary or advisable in connection with or to effectuate the Permitted Canadian Borrower Amalgamation.”

(k) The Revolving Commitment Schedule shall be amended and restated as set forth on Exhibit A-2 hereto.

3. Conditions to the First Amendment Effective Date. The amendments to the Credit Agreement set forth in Section 1 above shall become effective as of the date hereof (the “First Amendment Effective Date”) upon:

(a) the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, each Issuing Bank, each Swingline Lender and each Lender;

(b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the First Amendment Effective Date: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment and (iii) neither the increase in Commitments, nor the funding thereof, nor the existence of the Liens securing such increase will violate the terms of the Convertible Senior Note Documents, the Senior Unsecured Note Documents, the Subordinated Convertible Note Documents or the 2007 Senior Unsecured Convertible Note Documents, or the documentation of any other Indebtedness of any Loan Party, in each case as in effect on the date hereof;

(c) the Borrowers shall have delivered all customary agreements, certificates, opinions and other customary documents reasonably requested by the Administrative Agent;

(d) after giving effect to all Borrowings to be made on the First Amendment Effective Date and the issuance of any Letters of Credit on the First Amendment Effective Date and payment of all fees, expenses and other amounts due hereunder or pursuant to any Loan Document, and with all of the Loan Parties’ indebtedness, liabilities, and obligations current, Availability shall not be less than $150,000,000; and

(e) the Borrowers shall have paid to JPMorgan Chase (i) for the benefit of the Lenders (including JPMorgan Chase in its capacity as a Lender), the Extension Fee and (ii) such other fees or other amounts as may be then payable pursuant to any Loan Document.

4. Conditions to the Alcan Amendment Effective Date. This amendments to the Credit Agreement set forth in Section 2 above shall become effective as of the date on which the following conditions are satisfied (the “Alcan Amendment Effective Date”):

(a) the First Amendment Effective Date has occurred;

(b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the Alcan Amendment Effective Date: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to the Alcan Acquisition and (iii) neither the increase in Commitments, nor the funding thereof, nor the existence of the Liens securing such increase will violate the terms of the Convertible Senior Note Documents, the Senior Unsecured Note Documents, the Subordinated Convertible Note Documents or the 2007 Senior Unsecured Convertible Note Documents, or the documentation of any other Indebtedness of any Loan Party, in each case as in effect on the date hereof;

(c) the Borrowers shall have delivered all customary agreements, certificates, opinions and other customary documents (including an updated perfection certificate) reasonably requested by the Administrative Agent;

(d) on or before the date that is one hundred twenty (120) days after the First Amendment Effective Date, the Alcan North America Acquisition shall have been consummated, pursuant to acquisition documentation in form and substance satisfactory to the Administrative Agent;

(e) after giving effect to all Borrowings to be made on the Alcan Amendment Effective Date and the issuance of any Letters of Credit on the Alcan Amendment Effective Date and payment of all fees, expenses and other amounts due hereunder or pursuant to any Loan Document, and with all of the Loan Parties’ indebtedness, liabilities, and obligations current, Availability shall not be less than $175,000,000; and

(f) the Borrowers shall have paid to JPMorgan Chase such fees or other amounts as may be then payable pursuant to any Loan Document.

5. Covenants. With respect to any new Subsidiary (other than Immaterial Subsidiaries) or assets acquired pursuant to the Alcan Acquisition, each Loan Party shall comply with the terms of Section 5.14 of the Credit Agreement and each other requirement of the Loan Documents regarding new Subsidiaries or newly-acquired assets, in each case within the time period set forth therein, it being understood and agreed that, prior to inclusion of any assets acquired in connection with the Alcan Acquisition in the determination of the Borrowing Base, (i) the owner of such assets shall have been joined as a Loan Party and shall have complied with all applicable requirements, whether set forth in Section 5.14 of the Credit Agreement or otherwise set forth in the Loan Documents, in connection therewith and (ii) due diligence (including, without limitation, field exams and appraisals) in respect of such acquired assets satisfactory to the Administrative Agent, in its Permitted Discretion, shall be completed.

6. Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof and as of the Alcan Amendment Effective Date as follows:

(a) Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.

(b) This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

(c) This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally).

(d) The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, notice to or any other action by or in respect of, any Governmental Authority or any other Person, except (A) those consents, approvals, registrations, filings, notices and other actions as have been obtained or made and are in full force and effect and (B) for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result, or require, the creation or imposition of any Lien on any asset of any Loan Party, except Liens created pursuant to the Loan Documents and Permitted Liens.

(e) Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.

(f) Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and as of the Alcan Amendment Effective Date and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.

7. Reference to and Effect on the Credit Agreement.

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.

(b) On and after the Alcan Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above, and as further modified by Section 2 above.

(c) Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

8. Costs and Expenses; Extension Fee; Commitment Fee.

(a) Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.

(b) The U.S. Borrower agrees to pay, on the First Amendment Effective Date, to JPMorgan Chase for the benefit of the Lenders (including JPMorgan Chase in its capacity as a Lender) having Revolving Commitments prior to the First Amendment Effective Date, an extension fee (the “Extension Fee”) equal to 0.125% of the aggregate principal amount of the Revolving Commitments prior to the First Amendment Effective Date, based on Revolving Commitment level, and payable based on the Revolving Commitment Schedule in effect prior to the First Amendment Effective Date.

(c) From the 60th day after the First Amendment Effective Date until the earlier of the Alcan Acquisition Effective Date and the 120th day after the First Amendment Effective Date, solely for the purposes of calculating the commitment fee set forth under Section 2.12(a) of the Credit

Agreement (including both the average daily unused portion of the Revolving Commitment and the average daily amount of each Lender’s Applicable Percentage of the Available Revolving Commitment), the Revolving Commitment Schedule shall be deemed to be as set forth on Exhibit A-2 hereto.

9. Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.

12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

13. Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

14. Reaffirmation of Liens and Guaranties.

(a) Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.

(b) Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Date and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).

(c) Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC.,
as the U.S. Borrower

By	/s/ Brian J. Robinson
Name: Brian J. Robinson
Title: Executive Vice President, Chief Financial Officer and Treasurer

GENERAL CABLE COMPANY,as the Canadian Borrower

By	/s/ Brian J. Robinson
Name: Brian J. Robinson
Title: Executive Vice President, Chief Financial Officer and Treasurer

OTHER LOAN PARTIES

GENERAL CABLE CORPORATION
GK TECHNOLOGIES, INCORPORATED
GENERAL CABLE TECHNOLOGIES CORPORATION
DIVERSIFIED CONTRACTORS, INC.
GC GLOBAL HOLDINGS, INC.
GENCA CORPORATION
MARATHON MANUFACTURING HOLDINGS, INC.
MLTC COMPANY
MARATHON STEEL COMPANY
GENERAL CABLE INDUSTRIES, LLC
GENERAL CABLE OVERSEAS HOLDINGS, LLC
GENERAL CABLE CANADA LTD.

By	/s/ Brian J. Robinson
Name: Brian J. Robinson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to the First Amendment]

PHELPS DODGE INTERNATIONAL CORPORATION
PHELPS DODGE ENFIELD CORPORATION
PD WIRE & CABLE SALES CORPORATION
PHELPS DODGE AFRICA CABLE CORPORATION
PHELPS DODGE NATIONAL CABLES CORPORATION

By	/s/ Brian J. Robinson
Name: Brian J. Robinson
Title: Executive Vice President, Chief Financial Officer and Treasurer

By	/s/ Robert J. Siverd
Name: Robert J. Siverd
Title: Executive Vice President and Secretary

[Signature Page to the First Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, U.S. Issuing Bank and U.S. Swingline Lender

By	/s/ Katherine Cliffel
Name: Katherine C. Cliffel
Title: Vice President & Auth. Signer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Issuing Bank and Multicurrency Swingline Lender

By	/s/ Agostino A. Marchetti
Name: Agostino A. Marchetti
Title: SVP

[Signature Page to the First Amendment]

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By	/s/ Blake Wright

Name: Blake Wright
Title: Managing Director

By	/s/ Corey Billups

Name: Corey Billups
Title: Managing Director

WELLS FARGO BANK, N.A.

By	/s/ Kevin S. Fong

Name: Kevin S. Fong
Title: Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By	/s/ Domenic Cosentino

Name: Domenic Cosentino
Title: Vice President Wells Fargo Capital Finance Corporation Canada and Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Erin Morrissey

Name: Erin Morrissey
Title: Director

By	/s/ Marguerite Sutton

Name: Marguerite Sutton
Title: Director

DEUTSCHE BANK AG CANADA BRANCH

By	/s/ Paul M. Jurist

Name: Paul M. Jurist
Title: Managing Director and Principal Officer

By	/s/ Marcellus Leung

Name: Marcellus Leung
Title: Assistant Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe III

Name: Rufus S. Dowe III
Title: Vice President

[Signature Page to the First Amendment]

PNC BANK, NATIONAL ASSOCIATION

By	/s/ C. Joseph Richardson

Name: C. Joseph Richardson
Title: Senior Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade

Name: Caroline Stade
Title: Senior Vice President

By	/s/ Bill Hines

Name: Bill Hines
Title: Senior Vice President & Principal Officer

BANK OF AMERICA, N.A.

By	/s/ Brian Roman

Name: Brian Roman
Title: Vice President

BANK OF AMERICA, N.A.
Acting Through its Canada Branch

By	/s/ Medina Sales de Andrade

Name: Medina Sales de Andrade
Title: Vice President

BRANCH BANKING AND TRUST COMPANY,
A North Carolina Banking Corporation

By	/s/ Greg R. Branstetter

Name: Greg R. Branstetter
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK
As a U.S. Revolving Lender

By	/s/ Michael W. Kempel

Name: Michael W. Kempel
Title: Senior Regional Director

COMPASS BANK
As a U.S. Revolving Lender

By	/s/ Michael Sheff

Name: Michael Sheff
Title: Senior Vice President

[Signature Page to the First Amendment]

STANDARD CHARTERED BANK

By	/s/ James P. Hughes

Name: James P. Hughes
Title: Director

By	/s/ Robert K. Reddington

Name: Robert K. Reddington
Title: Credit Documentation Manager
Credit Documentation Unit, WB Legal Americas

CAPITAL ONE LEVERAGE FINANCE CORP.

By	/s/ J. Davisson

Name: J. Davisson
Title: Senior Vice President

FIFTH THIRD BANK
Operating through its Canadian Branch

By	/s/ Charles Miller

Name: Charles Miller
Title: Vice President

FIFTH THIRD BANK, An Ohio Banking Corp.

By	/s/ P. Ann Daniel

Name: P. Ann Daniel
Title: Officer

HSBC BANK USA, N.A.

By	/s/ Christopher S. Helmeci

Name: Christopher S. Helmeci
Title: Sr. Relationship Manager

HSBC BANK CANADA

By	/s/ Tim Robbins

Name: Tim Robbins
Title: Assistant Vice President

US BANK NATIONAL ASSOCIATION

By	/s/ Matthew Kasper

Name: Matthew Kasper
Title: Vice President

[Signature Page to the First Amendment]

US BANK, N.A., CANADA BRANCH
As Canadian Lender

By	/s/ Joseph Rauhala

Name: Joseph Rauhala
Title: Principal Officer

RB INTERNATIONAL FINANCE (USA) LLC

By	/s/ Christoph Hoedl

Name: Christoph Hoedl
Title: First Vice President

By	/s/ John A. Valiska

Name: John A. Valiska
Title: First Vice President

[Signature Page to the First Amendment]

EXHIBIT A-1

REVOLVING COMMITMENT SCHEDULE

Lender	U.S. Commitment	Multicurrency Commitment
JPMorgan Chase Bank N.A.	$99,642,857.14	—
JPMorgan Chase Bank, N.A., Toronto Branch	—	$16,071,428.57
Credit Agricole Corporate and Investment Bank	$58,928,571.43	$5,357,142.86
Wells Fargo Bank N.A.	$58,928,571.43	—
Wells Fargo Capital Finance Corporation Canada	—	$5,357,142.86
Deutsche Bank AG New York Branch	$35,357,142.86	—
Deutsche Bank AG Canada Branch	—	$3,214,285.71
KeyBank National Association	$35,357,142.86	$3,214,285.71
PNC Bank, National Association	$35,357,142.86	—
PNC Bank Canada Branch	—	$3,214,285.71
Bank of America, N.A.	$27,500,000.00	—
Bank of America, N.A. (acting through its Canada Branch)	—	$2,500,000.00
Branch Banking & Trust Company	$27,500,000.00	$2,500,000.00
The Huntington National Bank	$30,000,000.00	—
Compass Bank	$25,714,285.71	—
Standard Chartered Bank	$23,571,428.57	$2,142,857.14
Capital One Leverage Finance Corp.	$21,428,571.43	—
Fifth Third Bank	$19,642,857.14	—
Fifth Third, operating through its Canada branch	—	$1,785,714.29
HSBC Bank USA, N.A.	$17,678,571.43	—
HSBC Bank Canada	—	$1,607,142.86
U.S. Bank National Association	$17,678,571.43	—
U.S. Bank National Association, Canada Branch	—	$1,607,142.86
RB International Finance (USA)	$15,714,285.71	$1,428,571.43

Total	$550,000,000.00	$50,000,000.00

REVOLVING COMMITMENT SCHEDULE (POST-ALCAN AMENDMENT EFFECTIVE DATE)

Lender	U.S. Commitment	Multicurrency Commitment
JPMorgan Chase Bank N.A.	$112,500,000.00	—
JPMorgan Chase Bank, N.A., Toronto Branch	—	$22,500,000.00
Credit Agricole Corporate and Investment Bank	$67,500,000.00	$7,500,000.00
Wells Fargo Bank N.A.	$67,500,000.00	—
Wells Fargo Capital Finance Corporation Canada	—	$7,500,000.00
Deutsche Bank AG New York Branch	$40,500,000.00	—
Deutsche Bank AG Canada Branch	—	$4,500,000.00
KeyBank National Association	$40,500,000.00	$4,500,000.00
PNC Bank, National Association	$40,500,000.00	—
PNC Bank Canada Branch	—	$4,500,000.00
Bank of America, N.A.	$31,500,000.00	—
Bank of America, N.A. (acting through its Canada Branch)	—	$3,500,000.00
Branch Banking & Trust Company	$31,500,000.00	$3,500,000.00
The Huntington National Bank	$35,000,000.00	—
Compass Bank	$30,000,000.00	—
Standard Chartered Bank	$27,000,000.00	$3,000,000.00
Capital One Leverage Finance Corp.	$25,000,000.00	—
Fifth Third Bank	$22,500,000.00	—
Fifth Third, operating through its Canada branch	—	$2,500,000.00
HSBC Bank USA, N.A.	$20,250,000.00	—
HSBC Bank Canada	—	$2,250,000.00
U.S. Bank National Association	$20,250,000.00	—
U.S. Bank National Association, Canada Branch	—	$2,250,000.00
RB International Finance (USA)	$18,000,000.00	$2,000,000.00

Total	$630,000,000.00	$70,000,000.00